[PHOTO]


VANGUARD
EXPLORER FUND


ANNUAL REPORT
OCTOBER 31, 1998


[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE
THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.




                                    [PHOTO]

                                    CONTENTS

                                  A Message to
                                Our Shareholders
                                        1

                                 The Markets in
                                   Perspective
                                        5

                                   Report From
                                  the Advisers
                                        7

                               Performance Summary
                                        9

                                  Fund Profile
                                       10

                              Financial Statements
                                       12

                                    Report of
                             Independent Accountants
                                       23

                      All comparative mutual fund data are
                    from Lipper Analytical Services, Inc., or
                       Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                          [PHOTO]
John J. Brennan                  John C.  Bogle
Chairman & CEO                   Senior Chairman




With small-capitalization stocks the market's outcasts, Vanguard Explorer Fund declined -11.2% during the fiscal year ended October 31, 1998. Explorer actually performed better than its average small-cap growth fund peers (-14.0%) and both relevant market indexes, although the result was a far cry from the remarkable +22.0% return on large-cap stocks.

    The adjacent table compares the fiscal-year total returns (capital change plus reinvested dividends) of Explorer Fund, the average competitor, the Russell 2000 Index, and the Small Company Growth Fund Stock Index, which is based on the stocks held by the nation's largest small-cap mutual funds.


------------------------------------------------------------
                                          TOTAL RETURNS
                                        FISCAL YEAR ENDED
                                        OCTOBER 31, 1998
------------------------------------------------------------
Vanguard Explorer Fund                       -11.2%
------------------------------------------------------------
Average Small-Cap Growth Fund                -14.0%
------------------------------------------------------------
Russell 2000 Index                           -11.8%
------------------------------------------------------------
Small Company Growth Fund Stock Index        -14.1%
------------------------------------------------------------

    The fund's return is based on adecrease in net asset value from $62.31 per share on October 31, 1997, to $49.60 per share on October 31, 1998, with the ending net asset value adjusted for a dividend of $0.25 per share paid from net investment income and distributions totaling $5.85 per share paid from net realized capital gains. Both payments were made in December 1997.


FINANCIAL MARKETS IN REVIEW

During the twelve months that ended October 31, the U.S. stock market was really two markets. Large-cap stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index, enjoyed a banner year, despite being buffeted by a severe -19.2% downdraft from mid-July through August. However, conditions were far different for mid- and small-cap stocks, which did not rise as far as large stocks during the first part of the year and were hit even harder during the market's six-week plunge. The Russell 2000 Index, for example, plummeted about -37% from its fiscal-year high.

    After rising +31.2% from the start of the fiscal year through mid-July, the S&P 500 Index gave back most of its gains during the summer slide. However, stock prices rebounded again late in the year, leaving the index up by +22.0%--twice the long-term average return of +11.0% a year for stocks. But the large-cap-dominated S&P 500 was not at all representative of the rest of the market.

    The Wilshire 4500 Equity Index, consisting of stocks outside of the S&P 500, actually fell -3.4% for the fiscal year. And small-cap stocks alone, as measured by the Russell 2000 Index, lost -11.8%.

    Interest rates declined significantly during the year, providing a significant boost to stock prices and elevating prices for bonds. The yield on the benchmark 30-year U.S. Treasury bond began the year at 6.15%, dwindled to a low of 4.72% on October 5 amid concerns about a slowing economy, then rebounded to end the fiscal year at 5.16%. For bonds, of course, lower yields translate into higher prices. The Lehman Brothers Aggregate Bond Index, a benchmark for taxable bonds of all maturities, returned +9.3% during the fiscal year, as a price rise of about 2.5% augmented income of about 6.8%.

    The wide and abrupt shifts in investor sentiment that swept financial markets during the year belied the generally positive economic environment. Inflation stayed in check: Consumer prices rose just 1.5% during the twelve months ended October 31. The U.S. economy grew by more than 3%, although the pace of growth appeared to slow late in the period. The economy's expansion was fueled by strong consumer spending encouraged by a strong job market (with unemployment as low as 4.3%) and rising wages (up 4% during the year).

    The slump in stock prices sent broad market indexes lower by approximately -20% or more, technically a "bear market," one of only four in the past 20 years. As noted earlier, small-cap stocks fared considerably worse. Analysts cited a number of reasons for investors' skittishness, including Asia's continuing economic distress. Whatever the causes, investors grew more risk-averse and favored blue chip stocks over the small-cap sector of the market--which, historically, has been more volatile. There was also a decided movement toward the "safe haven" of U.S. Treasury securities, and away from corporate bonds and U.S. and international stocks. By October, however, many investors appeared to regain their appetite for risk, and prices of stocks--both large and small--shot up, with the S&P 500 gaining +8.1% for the month and the Russell 2000 up +4.1%.

FISCAL 1998 PERFORMANCE OVERVIEW

Explorer Fund's fortunes are tied to those of the small-cap market, which suffered a particularly dismal fate this fiscal year. The fund's -11.2% return certainly cannot be characterized as a triumph. However, it was a smaller decline than those of our comparative benchmarks: the average small-cap growth fund (-14.0%), the Small Company Growth Fund Stock Index (-14.1%), and the Russell 2000 Index (-11.8%). The growth stocks within the Russell 2000 stumbled -15.9%--an astonishing contrast to the +32.0% gain for large-cap growth stocks.

    Obviously, it was a horrible year for small-caps in general, and Explorer could not overcome the tide. The fund's margin over its benchmarks was due primarily to the relative strength of financial-services and health-care stocks selected by our advisers. The Report From the Advisers starting on page 7 has more information about Explorer's holdings.

--------------------------------------------------------------------------------
                                             Total Assets Managed
                                             --------------------
                                            $ Million     Percent
--------------------------------------------------------------------------------
Granahan Investment Management, Inc.         $1,032         47%
Wellington Management Company, LLP              611         28
Chartwell Investment Partners                   222         10
Vanguard Core Management Group                  220         10
Cash Reserve*                                   111          5
--------------------------------------------------------------------------------
Total                                        $2,196        100%
--------------------------------------------------------------------------------

* This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser also maintains a modest cash reserve.

    As you know, Explorer Fund uses four advisers to select stocks. The adjacent table shows the share of assets managed by each as of October 31.

LONG-TERM PERFORMANCE OVERVIEW

As shown in the table at the top of the following page, Vanguard Explorer Fund's +11.5% average annual return over the past decade has been almost identical to that of its unmanaged index benchmark (+11.4%), but trails the +13.6% return of the average small-cap growth fund by a little more than two percentage points. The table also shows the results of hypothetical $10,000 investments in the fund and its comparative benchmarks over the past ten years.

    The primary reason for our shortfall versus the average fund is that many of our competitors stray a considerable distance from the small-cap universe when selecting stocks.

Sprinkling in some large-cap stocks was a big benefit for most of the past decade, when the S&P/BARRA Growth Index--comprising the large growth stocks within the S&P 500 Index--earned an average annual return of 19.7%. As noted, this was far ahead of returns for the rest of the stock market, including small-cap growth stocks.

--------------------------------------------------------------------------------
                                                   TOTAL RETURNS
                                          10 YEARS ENDED OCTOBER 31, 1998
                                          -------------------------------
                                          AVERAGE         FINAL VALUE OF
                                          ANNUAL             A $10,000
                                           RATE         INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Explorer Fund                    +11.5%            $29,732
--------------------------------------------------------------------------------
Average Small-Cap Growth Fund             +13.6%            $35,919
--------------------------------------------------------------------------------
Russell 2000 Index                        +11.7%            $30,298
--------------------------------------------------------------------------------
Small Company Growth Fund
    Stock Index*                          +11.4%            $29,512
--------------------------------------------------------------------------------

* Russell 2000 Index through July 1997; Small Company Growth Fund Stock Index thereafter.

    We feel it is more telling to examine Explorer's record since the fund changed to a multiadviser strategy on February 28, 1990. From that date through October 31, 1998, the fund's average annual return of +13.2% has lagged slightly the return of the average small-cap growth fund (+13.8%), but has surpassed the returns of the Small Company Growth Fund Stock Index (+12.1%) and the Russell 2000 Index (12.4%).

    We note that while the divergence in performance between small- and large-cap stocks was unusually wide in fiscal 1998, it was not unprecedented--and such disparities can cut in both directions. For example, as recently as the early 1990s, smaller stocks significantly outpaced the S&P 500 Index--the Russell 2000's average annual return from calendar years 1990-1993 was +13.4%, versus +10.6% for the S&P 500. There have always been wide swings in relative returns, at times lasting a decade or more, but they have typically evened out over the very long run. Needless to say, we hope to significantly improve our relative returns in the future and to surpass the results of our comparative benchmarks.

IN SUMMARY

It is a truism that to profit from the long-term rewards of the stock market, investors must be willing and able to endure discomforting declines along the way. Both the risks and rewards of stocks were on display during the past fiscal year. However, the mettle of an investment strategy is proven not in a year or two, but over the long term.

    We urge our fellow shareholders in Explorer Fund to maintain a long-term focus and to recognize that the fund's concentration on small, up-and-coming companies means that it will often march to a different drummer than the blue chip stocks that have led the market in recent years. Indeed, it is for exactly this reason that we believe Explorer Fund is a sound means to diversify a balanced portfolio of other stock funds, bond funds, and reserves. We suggest that investors construct such balanced investment programs appropriate to their personal goals, time horizon, and tolerance for the ups and downs of the financial markets, and be resolute in sticking with their plans.


/s/ JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN

John C. Bogle                                     John J. Brennan
Senior Chairman                                   Chairman and
                                                  Chief Executive Officer

November 18, 1998

NOTICE TO SHAREHOLDERS

At a special meeting on June 30, 1998, shareholders of Vanguard Explorer Fund overwhelmingly approved three proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the fund's assets at the time of the vote, this change will reduce the amount of state taxes the fund pays annually by an estimated $172,000. Approved by 95.78% of the shares voted, as follows:

------------------------------------------------------------
                     FOR          AGAINST        ABSTAIN
------------------------------------------------------------
                 25,525,339       282,097        842,654
------------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits Explorer Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 93.79% of shares voted, as follows:

------------------------------------------------------------
                     FOR          AGAINST        ABSTAIN
------------------------------------------------------------
                 24,996,354       739,075        914,662
------------------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 92.84% of the shares voted, as follows:

------------------------------------------------------------
                     FOR          AGAINST        ABSTAIN
------------------------------------------------------------
                 24,743,107       912,136        994,849
------------------------------------------------------------

THE MARKETS IN PERSPECTIVE

YEAR ENDED OCTOBER 31, 1998

U.S. financial markets encountered strong turbulence yet produced solid overall gains during the fiscal year ended October 31. The S&P 500 Index gained 22.0%, overcoming a sharp six-week setback in July and August. Bond prices rose as interest rates declined over the course of the year. Overseas, returns varied widely, with big gains on European bourses and sharp losses in Pacific and most emerging stock markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially large growth stocks--overwhelmingly led the market during the year. While the S&P 500 Index, which is dominated by large-cap stocks, was rising 22.0%, the rest of the market was down 3.4%, more than 25 percentage points behind the S&P. Results were even worse--a negative return of 11.8%--for small-cap stocks, as represented by the Russell 2000 Index. The Wilshire 5000 Equity Index, a measure of the entire U.S. market, gained 14.9%.

    Even large-cap investors endured sharp fluctuations during the year. After vaulting to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the "boundary" between a bear market and a mere "correction." However, declines were certifiably bearish for most smaller stocks. The Russell 2000 Index fell more than 30% from its peak in April before recovering somewhat during the final two months of the fiscal year.

--------------------------------------------------------------------------------
                                               AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED OCTOBER 31, 1998
                                             ------------------------------
                                             1 YEAR     3 YEARS     5 YEARS
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                              22.0%        26.0%       21.3%
  Russell 2000 Index                        -11.8         10.0         9.4
  MSCI EAFE Index                            10.0          8.5         7.1
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                 9.3%         8.0%        7.0%
  Lehman 10-Year Municipal Bond Index         8.3          7.3         6.5
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                 5.2          5.2         5.1
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                        1.5%         2.2%        2.4%
--------------------------------------------------------------------------------

    The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these factors were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a murkier global economic picture. Asia's economic troubles--which surfaced in mid-1997--persisted and began to look like a significant threat to continued expansions in the U.S. and European economies.

    But after steadying during September, stock prices bounced back strongly in October. Although many of the risk factors remained--for example, securities analysts continued to trim their estimates of corporate earnings--stock prices got a lift from falling interest rates, which dropped to levels last seen in the 1960s. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

    Three forces clearly shaped the performance of industry sectors within the overall market. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of financial troubles abroad), and fortresses (companies somewhat protected from competition). U.S. consumers played the role of Atlas during fiscal 1998, propping up the economic world with their strong spending. Feeling flush because of plentiful jobs (the nation's unemployment rate was as low as 4.3%) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer staples (+26%) and consumer discretionary firms, such as retailers (+23%).

    Fear was a factor in the lagging returns from industry groups that were perceived by investors to be vulnerable to slowing global growth, falling commodity prices, and heightened price competition from foreign suppliers. Among these were exploration and services firms in the "other energy" category (-34%); chemical, metals, and other materials & processing firms (-3%); and makers of producer durables such as airplanes and machinery (-0.3%). Conversely, the utilities sector was the year's top performer (+45%) in part because utilities are seen as relatively insulated from foreign competition or economic troubles. Fortresses are companies perceived as relatively safe from competitors because of patented products, brands, or services. Such companies dominated the health-care (+41%) and technology (+37%) groups.

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from greater aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board twice trimmed short-term rates by 0.25 percentage point, first on September 29 and then on October 15. Inflation, the bane of bond investors, was remarkably tame--consumer prices were up just 1.5% for the 12 months ended October 31. In this friendly environment, yields on long-term Treasury bonds fell by roughly 1 to 1.25 percentage points, with the 30-year Treasury bond ending the fiscal year at 5.16%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a return of 16.3%, an astounding margin of nearly 15 percentage points over the inflation rate.

    High-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods of falling rates because increased refinancing activity by homeowners results in prepayments of principal to holders of mortgage-backed securities. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds, as well as Treasuries, and has an intermediate-term average maturity, earned 9.3%. Yields on long-term municipal bonds declined only modestly during the fiscal year, and by October 31 were only slightly lower than yields on comparable Treasury securities, even though interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outshone even the S&P 500 Index, but big declines swept the markets of Asia and Latin America. As a group, European stocks earned 23.4% for U.S. investors, reflecting local returns of about 21% and a gain of about 2% from a slight strengthening of several currencies against the dollar. Reasons for Europe's bull market included continuing economic growth; increased corporate restructuring and merger activity; and optimism about the long-term impact of the euro, a common currency due to be adopted in 1999 by 11 nations.

    In Japan, the stock market declined 14.3% in U.S.-dollar terms, reflecting a severe recession and a shaky banking system. Declines elsewhere in the Pacific region ranged from about 1% in Hong Kong to more than 60% in Indonesia and Malaysia. Losses were steep in non-Asian emerging markets, too. Notable declines in our own hemisphere occurred in Mexico (-20%), Venezuela (-64%), Brazil (-30%), and Chile (-38%).

REPORT FROM THE ADVISERS

[PHOTO]

Small-capitalization stocks suffered through a steep decline during the second half of Vanguard Explorer Fund's fiscal year ended October 31, 1998. Your fund saw its 8.5% first-half return erased en route to a decline of 11.2% for the full fiscal year. It is, perhaps, only cold comfort to note that our full-year return was better than the 14.0% decline of the average small-cap growth fund and the 11.8% decline of the Russell 2000 Index.

THE ENVIRONMENT FOR SMALL-CAP STOCKS

Economic instability in Asia, Russia, and Latin America during fiscal 1998 raised doubts about the continuance of economic expansions in the United States and Europe. This uncertainty, which reached a zenith in midsummer, was accompanied by a dramatic increase in risk premiums--the difference between the values assigned by investors to relatively "safe" or liquid assets, such as U.S. Treasury securities and large-capitalization U.S. stocks, and the values assigned to riskier assets. In this environment, stock investors strongly favored large-cap stocks, especially those of companies perceived to be predictable sources of higher earnings, while shunning small-cap issues. From a record high reached in April, small-cap stocks (as measured by the Russell 2000 Index) fell nearly 37% before bottoming out on October 8. This was nearly twice the decline of 19.2% in the large-cap-dominated S&P 500 Index from its high in mid-July to its low point on August 31. In the final few weeks of the fiscal year, small-cap stocks rebounded more sharply than large-cap stocks. Even so, the small-caps suffered serious declines for the full fiscal year, while the S&P 500 registered a 22.0% advance.

    The best-performing small-cap groups were utility stocks, followed by health-care and consumer-discretionary companies. The worst performers were industry groups hit hard by declining commodity prices, including oil and oil-related companies and such materials & processing companies as chemical, paper, and metals producers.

    For Explorer Fund, the top gains were from financial-services stocks, which provided returns of about 10% for the fiscal year. Our health-care holdings, which were down about 1%, were our second-best group. These sectors accounted for about one-third of our equity holdings during the year. Fortunately, our worst-performing industry groups were relatively minor holdings. The "other energy" category, which was down about 60% for the year, made up less than 3% of assets on average, and the consumer-staples group, down about 30%, represented only about 1% of our assets during fiscal 1998.

CHANGES IN THE FUND'S HOLDINGS

Explorer's industry-group weightings at year-end were only modestly different from those at the beginning of the year. The biggest increase was a shift of about 5% of assets to the consumer-discretionary group, a broad category that includes retailing, entertainment, and publishing companies. Among the additions in this sector were AMC Entertainment and Loews Cineplex, the two largest U.S. movie-theater chains, and Action Performance, which sells NASCAR-related merchandise. Our holdings of health-care stocks rose from a little under 16% of assets to 18%. Among biotechnology stocks, we have focused on companies that have products in the latter stages of development and have profits or significant cash hoards, including Genzyme, Biogen, and Agouron Pharmaceuticals. At the same time, we have sold holdings in development-stage biotech stocks, including Alliance Pharmaceutical and Amylin Pharmaceuticals. We increased exposure to the utilities sector from 2.5% of assets to 4.6%, adding a mixture of cable, electric-power, and telecommunications companies.

    The biggest decrease in sector weightings was in technology, where our stake fell from 17.7% of assets to 12.2%. Our underweighting versus the market indexes in this area is due largely to the great uncertainty about earnings estimates for many technology companies. The only other sector in which we have trimmed holdings by 2% or more of assets is the "other energy" group, where the reduction reflects both selective sales of stocks and the general price declines for the group. However, the price declines have been steep enough to prompt a little additional buying by the fund during the second half of the fiscal year.

LOOKING FORWARD

There are some signs that the market is beginning to recognize the compelling values in many small-cap stocks. The fund's holdings in the aggregate continue to show solid growth in earnings, and we believe that they will grow faster than the earnings of the companies that make up the S&P 500 Index. Explorer Fund's stocks have, as a group, an average price/earnings ratio of about 19, which is significantly lower than that of the S&P 500. In short, the backdrop appears relatively positive for small-cap stocks, although we note that the performance of individual stocks--and ultimately of the market--will most likely be driven by earnings surprises and changes in market perception toward specific stocks.

Granahan Investment Management, Inc.
Wellington Management Company, LLP
Chartwell Investment Partners
Vanguard Core Management Group

November 13, 1998


  INVESTMENT PHILOSOPHY

  The fund reflects a belief that superior long-term investment results can be achieved by selecting a diversified group of small-company stocks with prospects for above-average growth.

PERFORMANCE SUMMARY

EXPLORER FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

Total Investment Returns: October 31, 1978-October 31, 1998

---------------------------------------------------------------------
                    EXPLORER FUND                           RUSSELL
                                                            2000*
FISCAL         CAPITAL        INCOME         TOTAL          TOTAL
YEAR           RETURN         RETURN         RETURN         RETURN
---------------------------------------------------------------------
1979           30.6%          1.9%           32.5%          15.3%
1980           60.7           2.3            63.0           55.3
1981            8.5           1.1             9.6            4.1
1982           20.5           2.2            22.7           14.8
1983           35.2           1.0            36.2           38.3
1984          -15.3           1.4           -13.9           -3.2
1985            5.4           1.4             6.8           15.8
1986            1.0           1.0             2.0           22.2
1987          -11.5           0.1           -11.4          -13.6
1988           28.2           0.5            28.7           27.1
1989            9.8           1.2            11.0           15.6
1990          -23.9           1.0           -22.9          -27.3
1991           62.5           2.1            64.6           58.6
1992           12.2           0.8            13.0            9.5
1993           21.9           0.4            22.3           32.4
1994            4.2           0.3             4.5           -0.3
1995           17.0           0.5            17.5           18.3
1996           17.4           0.6            18.0           16.6
1997           18.4           0.5            18.9           29.3
1998          -11.6           0.4           -11.2          -11.8
---------------------------------------------------------------------

*S&P 500 Index through 1979; Russell 2000 Index thereafter.

See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1988-OCTOBER 31, 1998

                              Average Small-Cap       Russell
             Explorer Fund      Growth Fund          2000 Index
198810          10000             10000                10000
198901          10349             10706                10493
198904          10919             11564                11291
198907          11326             12368                11956
198910          11095             12330                11557
199001          10148             11455                10657
199004          10537             12071                11046
199007          11373             12820                11339
199010          8552              9903                 8403
199101          10732             12248                10246
199104          12571             14069                12163
199107          13066             14731                12425
199110          14081             15913                13327
199201          16283             17789                14841
199204          14906             16657                14239
199207          14782             16484                14229
199210          15905             17092                14591
199301          17550             19448                16805
199304          16584             18769                16484
199307          17624             20023                17559
199310          19448             21923                19319
199401          20405             22743                19934
199404          19446             21503                18927
199407          18721             20605                18380
199410          20321             22306                19260
199501          19974             21684                18737
199504          21307             23475                20292
199507          23677             27168                22963
199510          23869             27325                22790
199601          25202             28602                24347
199604          28671             32909                26987
199607          26188             30151                24549
199610          28158             32937                26574
199701          29238             35282                28961
199704          26470             31825                27000
199707          32108             40000                32746
199710          33490             42052                34360
199801          32261             41001                33498
199804          36326             46671                38492
199807          31740             41253                33107
199810          29732             35919                29512

*Russell 2000 Index through July 1997; Small Company Growth Fund Stock Index thereafter.

                                   AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED OCTOBER 31, 1998
                                   ------------------------------      FINAL VALUE OF A
                                   1 YEAR    5 YEARS   10 YEARS       $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
Explorer Fund                      -11.22%    8.86%      11.51%             $29,732
Average Small-Cap Growth Fund      -13.97    10.47       13.64               35,919
Russell 2000 Index                 -11.84     9.42       11.72               30,298
-----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*

-----------------------------------------------------------------------------------------------------
                                                                                   10 YEARS
                            INCEPTION                                      --------------------------
                              DATE           1 YEAR         5 YEARS        CAPITAL   INCOME    TOTAL
-----------------------------------------------------------------------------------------------------
Explorer Fund               12/11/1967       -20.75%          7.81%         10.04%   0.74%     10.78%
-----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE

EXPLORER FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.


PORTFOLIO CHARACTERISTICS

---------------------------------------------------------------------
                                   EXPLORER            RUSSELL 2000
---------------------------------------------------------------------
Number of Stocks                     516                    1,949
Median Market Cap                  $0.8B                    $0.7B
Price/Earnings Ratio               19.2x                    16.8x
Price/Book Ratio                    3.1x                     2.3x
Yield                               0.5%                     1.5%
Return on Equity                   16.5%                    14.2%
Earnings Growth Rate               20.3%                    16.0%
Foreign Holdings                    0.0%                     0.0%
Turnover Rate                        72%                       --
Expense Ratio                      0.62%                       --
Cash Reserves                       5.3%                       --


INVESTMENT FOCUS
--------------------------
[GRAPH]


VOLATILITY MEASURES
----------------------------------------------------------
                         EXPLORER            S&P 500
----------------------------------------------------------
R-Squared                  0.64                1.00
Beta                       1.03                1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------
Genzyme Corp.                                               2.1%
Biogen, Inc.                                                1.7
Concord EFS, Inc.                                           1.6
Boole & Babbage Inc.                                        1.2
Investment Technology Group, Inc.                           1.2
Plantronics, Inc.                                           1.2
Montana Power Co.                                           1.1
BISYS Group, Inc.                                           1.0
Ballard Medical Products                                    1.0
BJ's Wholesale Club, Inc.                                   1.0
--------------------------------------------------------------------
Top Ten                                                    13.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------
                                     OCTOBER 31, 1997        OCTOBER 31, 1998
                                  ------------------------------------------------
                                      EXPLORER         EXPLORER       RUSSELL 2000
----------------------------------------------------------------------------------
Auto & Transportation                  7.4%              5.9%          4.2%
Consumer Discretionary                17.9              23.2          17.2
Consumer Staples                       1.6               0.3           3.0
Financial Services                    14.9              17.0          24.7
Health Care                           17.6              20.0           9.7
Integrated Oils                        0.0               0.1           0.5
Other Energy                           4.9               1.9           2.8
Materials & Processing                 4.5               4.4           9.8
Producer Durables                      7.4               7.5           6.9
Technology                            19.8              13.6          12.6
Utilities                              2.8               5.1           7.8
Other                                  1.2               1.0           0.8
----------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS

OCTOBER 31, 1998

STATEMENT OF NET ASSETS                                                  [PHOTO]

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
EXPLORER FUND  SHARES                                       SHARES               (000)
---------------------------------------------------------------------------------------
COMMON STOCKS (89.7%)(3)
---------------------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.3%)
  AAR Corp.                                                176,350            $  4,078
  Air Express International Corp.                          740,600              15,553
  Airborne Freight Corp.                                    33,300                 780
- Atlantic Coast Airlines Holdings                          26,200                 629
  Borg-Warner Automotive, Inc.                              17,000                 797
  C.H. Robinson Worldwide, Inc.                            382,000               8,476
- Coach USA, Inc.                                           87,600               2,349
  ComAir Holdings, Inc.                                     29,400                 966
- Covenant Transport, Inc.                                 280,500               4,242
- Halter Marine Group, Inc.                                102,800                 887
- Heartland Express, Inc.                                  744,233              13,396
- Landstar System                                           28,400               1,008
- M.S. Carriers, Inc.                                      530,000              11,395
- Mark VII, Inc.                                            48,200                 795
  Meritor Automotive, Inc.                                   7,600                 142
- Mesaba Holdings, Inc.                                    425,800               7,771
- Midwest Express Holdings, Inc.                           179,650               5,681
- National R. V. Holdings, Inc.                             16,500                 373
- Old Dominion Freight Line, Inc.                           19,200                 240
  Petroleum Helicopters, Inc.                               29,200                 474
  Pittston BAX Group                                        33,600                 195
- Swift Transportation Co., Inc.                           454,400              10,039
  Tidewater Inc.                                           565,000              15,996
- Tower Automotive, Inc.                                    54,300               1,208
  Wabash National Corp.                                     21,900                 389
  Werner Enterprises, Inc.                                 428,750               7,717
  Wynn's International Inc.                                 23,400                 440

                                                                          ------------
                                                                               116,016
                                                                          ------------
CONSUMER DISCRETIONARY (20.8%)
- AMC Entertainment, Inc.                                  459,300               6,660
- APAC Teleservices, Inc.                                  103,500                 647
- Action Performance Cos., Inc.                            595,000              17,776
- Activision, Inc.                                         646,300               6,826
- ADVO, Inc.                                                36,600                 931
- Allied Waste Industries, Inc.                            516,565              11,171
- Ambassadors International, Inc.                           99,200               1,451
- American Eagle Outfitters, Inc.                           44,000               1,782
- American Skiing Co.                                      648,000               5,791
- Ames Department Stores, Inc.                             249,750               4,589
- BJ's Wholesale Club, Inc.                                605,000              21,742
- Bally Total Fitness Holding Corp.                         55,600               1,049
  BeautiControl Cosmetics                                   91,700                 567
  Blair Corp.                                               24,900                 577
- Blyth Industries, Inc.                                    43,900               1,213
- Boron, LePore & Associates, Inc.                          69,200               1,868
- Brinker International, Inc.                               50,300               1,217
- Budget Group, Inc.                                        57,100               1,024
- CDW Computer Centers, Inc.                                16,300               1,221
- CEC Entertainment Inc.                                   525,700              14,851
  CKE Restaurants Inc.                                      36,490                 960
- Catalina Marketing Corp.                                  18,300                 873
- Central Garden and Pet Co.                               219,200               4,329
- The Cheesecake Factory                                    30,200                 577
- Circuit City Stores, Inc.-
   CarMax Group                                             47,000                 285
- Clear Channel
   Communications, Inc.                                         26                   1
- Kenneth Cole Productions, Inc.                            43,600                 736
- Computer Learning Centers, Inc.                           51,920                 464
- Consolidated Graphics, Inc.                               20,500                 972

---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                            SHARES               (000)
---------------------------------------------------------------------------------------
- Copart, Inc.                                              39,800                 876
  Crown Crafts, Inc.                                        50,100                 282
- Daisytek International Corp.                              45,500                 685
- Discount Auto Parts Inc.                                  23,600                 569
  Dover Downs Entertainment, Inc.                          760,000            $ 10,355
- The Dress Barn, Inc.                                     901,600              12,735
- Eagle Hardware & Garden, Inc.                             87,100               2,025
- Education Management Corp.                                33,300               1,224
  Ethan Allen Interiors, Inc.                               22,200                 763
- Extended Stay America, Inc.                               15,300                 147
- Footstar Inc.                                             26,500                 692
  Fred's, Inc.                                              41,125                 537
- French Fragrances, Inc.                                  600,000               4,200
- Fruit of the Loom, Inc.                                   36,100                 550
- GT Interactive Software Corp.                            612,100               4,170
  Gaylord Entertainment Co.
   Class A                                                   7,066                 187
- General Nutrition Cos., Inc.                             180,700               2,631
- Genesco, Inc.                                            168,800               1,013
- Getty Images, Inc.                                       300,000               3,694
  Hancock Fabrics, Inc.                                     45,300                 393
  Harman International
   Industries, Inc.                                         27,600               1,116
- Hearst-Argyle Television Inc.                             17,104                 474
- ITI Technologies, Inc.                                   359,000              10,366
- Interim Services, Inc.                                   114,300               2,429
  International Speedway Corp.                              27,500                 849
- Iron Mountain, Inc.                                       44,200               1,351
- King World Productions, Inc.                             232,700               6,108
- Labor Ready, Inc.                                         37,000                 666
- Lamar Advertising Co. Class A11                            6,900               3,649
- Landry's Seafood
   Restaurants, Inc.                                       812,300               6,803
- Linens 'n Things, Inc.                                   207,300               6,413
- LoJack Corp.                                             294,500               3,239
-(1)LodgeNet Entertainment Corp.                           627,000               3,292
- Loews Cineplex
   Entertainment Corp.                                     300,000               3,150
- Lone Star Steakhouse &
   Saloon, Inc.                                             91,900                 735
- MGM Grand, Inc.                                           76,900               2,009
- MSC Industrial Direct Co., Inc.
   Class A                                                 520,000              11,050
- Mail-Well, Inc.                                           91,600               1,196
(1)The Marcus Corp.                                        980,700              15,078
  Meredith Corp.                                            28,300               1,047
- MeriStar Hotels & Resorts, Inc.                           54,600                 130
- Metro Networks, Inc.                                      26,900                 985
- Metro One
   Telecommunications, Inc.                                 32,800                 295
- Micro Warehouse Inc.                                      61,100               1,333
- Midway Games Inc.                                         32,562                 319
- Modis Professional Services Inc.                          59,200               1,043
- Mortons Restaurant Group                                 150,300               2,931
  Movado Group, Inc.                                       267,000               5,040
- Musicland Stores Corp.                                    39,500                 521
- NCO Group, Inc.                                           35,400               1,115
- NPC International Class A                                 27,400                 327
- Nautica Enterprises, Inc.                                453,700               9,386
- 99 Cents Only Stores                                       3,800                 176
  Norrell Corp.                                             59,500                 807
- The North Face, Inc.                                     330,500               3,945
- Object Design, Inc.                                      659,000               2,924
  Oneida Ltd.                                              669,600               9,584
- O'Reilly Automotive, Inc.                                 22,200                 868
- Outback Steakhouse                                       145,200               5,027
- Pacific Sunwear of California                            200,000               4,325
- PalEx, Inc.                                               18,100                 127
- Papa John's International, Inc.                           57,700               2,191
- Pegasus Communications Corp.
   Class A                                                 385,300               6,646
- Penske Motorsports, Inc.                                   7,000                 154
  Penton Media, Inc. Class A1                                5,100                 227
- Personnel Group of America, Inc.                         395,500               6,130
  Pier 1 Imports Inc.                                       73,050                 676
- Piercing Pagoda, Inc.                                     48,150                 716
  Pittston Brink's Group                                    22,000                 654
- Plantronics, Inc.                                        456,900              26,015
- Playboy Enterprises Inc. Class B                         650,000               9,344
- Premier Parks Inc.                                       183,300               4,067
- QRS Corp.                                                191,200               7,266
- Rainforest Cafe, Inc.                                     33,150                 220
- Renters Choice, Inc.                                     181,600               4,506
- Republic Industries, Inc.                                230,500               3,702
- Revlon, Inc. Class A                                       9,600                 182
- REX Stores Corp.                                         221,400               2,435
- Romac International, Inc.                                 62,100               1,087
  Ross Stores, Inc.                                         28,500                 926
  Russ Berrie & Co., Inc.                                  478,000               9,441
- SPR Inc.                                                  17,075                 307
  St. John Knits, Inc.                                     280,700               5,667
- Samsonite Corp.                                           11,386                  58
  Sbarro, Inc.                                              37,400                 879
  E.W. Scripps Co. Class A1                                 70,000               7,523
- Snyder Communications, Inc.                               26,500                 946
  Sodexho Marriott Services, Inc.                          231,400               7,463
- Sonic Corp.                                               28,100                 534
  Strayer Education, Inc.                                   47,900               1,629
  The Stride Rite Corp.                                    951,100               8,679
- Sun International Hotels Ltd.                            168,000               6,720
- TETRA Technologies, Inc.                                 494,600               5,966
  Tiffany & Co.                                             27,400                 885
- Trans World Entertainment Corp.                          384,550               7,931
- USA Networks, Inc.                                       216,400               4,869
- Urban Outfitters, Inc.                                   650,000               8,531
- Vail Resorts Inc.                                         60,800               1,626
- Vistana, Inc.                                            584,000               6,497
- Wackenhut Corrections Corp.                               39,800                 978
- Waste Industries, Inc.                                    17,300                 404
- Westpoint Stevens, Inc.                                   35,700               1,015
                                                                         -------------
                                                                               457,798
                                                                         -------------

CONSUMER STAPLES (0.3%)
- American Italian Pasta Co.                               105,500               2,427
  Casey's General Stores                                    16,700                 234
- Consolidated Cigar Holdings Inc.                          33,100                 381
- General Cigar Holdings, Inc.                              30,800                 273
  Nash-Finch Co.                                            19,100                 289
- Ralcorp Holdings, Inc.                                    65,200               1,149
  Richfood Holdings, Inc.                                   29,000                 515
- Suiza Foods Corp.                                         23,000                 750
  Universal Corp.                                            5,800                 215
                                                                         -------------
                                                                                 6,233
                                                                         -------------

---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
EXPLORER FUND                                               SHARES               (000)
---------------------------------------------------------------------------------------
FINANCIAL SERVICES (15.3%)
- Advent Software, Inc.                                    151,500            $  5,265
  Advest Group, Inc.                                        18,000                 374
- Affiliated Computer Services, Inc.
   Class A                                                 316,500              11,711
  Allmerica Financial Corp.                                 10,200                 510
  AmerUs Life Holdings, Inc.                                35,890                 866
  Annuity and Life Re
   (Holdings), Ltd.                                        489,900              11,451
  Astoria Financial Corp.                                   22,600                 972
- BISYS Group, Inc.                                        524,900              22,964
- Banctec, Inc.                                             41,600                 515
- Billing Concepts Corp.                                    83,100               1,174
- CheckFree Holdings Corp.                                 315,000               4,951
  City National Corp.                                      280,600               9,593
  Colonial BancGroup, Inc.                                  47,100                 615
- Columbia Banking System, Inc.                             28,750                 579
  Comdisco, Inc.                                           500,000               7,719
- Concord EFS, Inc.                                      1,201,900              34,254
- ContiFinancial Corp.                                      18,500                 138
  Corus Bankshares Inc.                                     23,500                 912
  Cullen/Frost Bankers, Inc.                               137,300               7,311
- Data Transmission Network Corp.                           27,800                 827
- Farm Family Holdings, Inc.                                14,800                 496
  Federal Realty Investment
   Trust REIT                                              300,000               6,788
  Fidelity National Financial, Inc.                        324,200               9,969
  FINOVA Group, Inc.                                        15,900                 775
  First Mutual Bancorp, Inc.                                27,600                 469
  First Union Corp.                                          6,962                 404
  First Washington Realty Trust,
   Inc. REIT                                               270,000               6,109
- FIRSTPLUS Financial Group, Inc.                          126,500                 561
  Franklin Bank N.A.                                        23,020                 245
- Golden State Bancorp Inc.                                 17,200                 330
  HUBCO, Inc.                                               31,763                 858
  Hartford Life, Inc.                                       66,700               3,085
  Heller Financial, Inc.                                   431,600              10,358
  Jack Henry & Associates                                   19,000                 867
- ITLA Capital Corp.                                        41,400                 631
- Investment Technology
   Group, Inc.                                             811,500              26,577
  Investors Financial Services Corp.                        22,600               1,218
  Jefferies Group, Inc.                                     77,800               2,334
  LandAmerica Financial
   Group, Inc.                                              16,600                 862
  Legg Mason Inc.                                          385,466              10,239
  MMI Cos., Inc.                                            39,300                 631
  Manufactured Home
   Communities, Inc. REIT                                  699,250              17,438
  McGrath RentCorp                                         405,200               8,459
  MeriStar Hospitality Corp.                               239,400               4,429
  NAC Re Corp.                                              16,700                 809
  Nationwide Financial
   Services, Inc.                                            9,400                 390
  Ohio Casualty Corp.                                       23,300                 880
  Omega Healthcare Investors,
   Inc. REIT                                                10,400                 322
  The PMI Group Inc.                                        15,800                 797
  Peoples Bank Bridgeport                                  375,000               9,586
- Philadelphia Consolidated
   Holding Corp.                                            42,300                 989
  Phoenix Investment Partners Ltd.                          81,100                 654
- Policy Management
   Systems Corp.                                           400,000              18,175
  Protective Life Corp.                                     19,800                 734
  Raymond James Financial, Inc.                            348,600               7,996
  Regency Realty Corp. REIT                                490,000              11,301
  Reinsurance Group of
   America, Inc.                                            83,300               4,592
- Rental Service Corp.                                     144,300               3,211
  Resource Bancshares
   Mortgage Group, Inc.                                    450,000               6,638
  Saul Centers, Inc. REIT                                  231,200               3,670
- Silicon Valley Bancshares                                 36,100                 740
- Southwest Bancorporation of
   Texas, Inc.                                              18,200                 279
  Stifel Financial Corp.                                    44,570                 448
  Student Loan Corp.                                        17,800                 834
  Sun Communities, Inc. REIT                               605,000              20,230
  Trenwick Group Inc.                                        8,000                 266
- UICI                                                      36,000                 531
- United Rentals, Inc.                                      40,906               1,099
  WestAmerica Bancorporation                                99,700               3,315
                                                                         -------------
                                                                               335,319
                                                                         -------------

HEALTH CARE (18.0%)
- Agouron Pharmaceuticals, Inc.                            378,600              14,671
  Alpharma, Inc. Class A                                    22,700                 629
- American HomePatient, Inc.                                17,900                  46
- American Retirement Corp.                                252,800               3,855
  Arrow International, Inc.                                619,800              17,199
- Arterial Vascular
   Engineering, Inc.                                        84,900               2,611
- Assisted Living Concepts Inc.                            250,000               3,375
  Ballard Medical Products                               1,051,100              22,336
- Biogen, Inc.                                             540,000              37,530
  Cardinal Health, Inc.                                     13,015               1,231
- Cell Genesys, Inc.                                       545,000               1,873
- Centocor, Inc.                                           265,000              11,793
- Concentra Managed Care                                    39,200                 402
- Cooper Cos., Inc.                                         45,600               1,083
- Coulter Pharmaceutical, Inc.                             153,600               4,339
  DENTSPLY International Inc.                              530,000              13,648
- Eclipsys Corp.                                            94,800               2,139
- Envoy Corp.                                               27,400                 808
- FPA Medical Management, Inc.                             127,500                  13
- Forest Laboratories, Inc.                                255,000              10,662
- Genesis Health Ventures Inc.                              58,200                 786
- Genzyme Corp.                                          1,100,000              46,269
- Gilead Sciences, Inc.                                    204,200               5,794
- Guilford Pharmaceuticals, Inc.                            38,600                 632
- Health Management Associates
   Class A                                                 170,700               3,041
- Hologic, Inc.                                             40,000                 548
- IDX Systems Corp.                                        172,200               7,297
- Inhale Therapeutic Systems                                39,400               1,034
  Integrated Health Services, Inc.                          39,200                 635
  Jones Pharma, Inc.                                        40,800               1,318
- MIM Corp.                                                123,100                 462
- Magellan Health Services, Inc.                           662,800               6,007
- Marquette Medical Systems Inc.                            20,600                 918

---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                            SHARES               (000)
---------------------------------------------------------------------------------------
- Matria Healthcare, Inc.                                1,300,000            $  2,478
  McKesson Corp.                                           270,000              20,790
- Medicis Pharmaceutical Corp.                              28,900               1,449
- MedPartners, Inc.                                      2,250,000               8,016
- Mid Atlantic Medical
   Services, Inc.                                          127,600                 997
  Minntech Corp.                                            84,100                 904
- PSS World Medical, Inc.                                  500,000              11,063
- PathoGenesis Corp.                                       403,000              16,120
- Patterson Dental Co.                                     386,375              15,938
- Pediatrix Medical Group, Inc.                             27,300               1,273
- Pharmaceutical Product
   Development, Inc.                                         7,870                 212
- PharMerica, Inc.                                         191,600                 647
- PhyCor, Inc.                                              35,900                 260
- Province Healthcare Co.                                  204,700               5,348
- Quorum Health Group, Inc.                                300,000               4,350
- Renal Care Group, Inc.                                    38,700               1,127
- Res-Care, Inc.                                            42,300                 936
- Safeskin Corp.                                            25,300                 560
- Sangstat Medical Corp.                                    35,200                 730
- Henry Schein, Inc.                                        40,700               1,575
- Schick Technologies, Inc.                                192,595               3,659
- Sierra Health Services                                    36,750                 857
- Sofamor Danek Group, Inc.                                144,300              14,664
- STERIS Corp.                                              48,700               1,120
- Sunrise Assisted Living, Inc.                            215,100               9,263
- Sybron International Corp.                               450,000              11,138
- TheraTech, Inc.                                          429,000               6,086
- Transition Systems, Inc.                                  34,400                 359
- Trex Medical Corp.                                        75,400                 924
- United Payors & United
   Providers, Inc.                                         391,000               8,993
- Universal Health Services
   Class B                                                  34,200               1,755
- ViroPharma Inc.                                          188,100               3,409
- Wellpoint Health Networks Inc.
   Class A                                                 170,000              12,516
                                                                       ---------------
                                                                               394,500
                                                                       ---------------

INTEGRATED OILS
  Giant Industries, Inc.                                    43,000                 503
- Tesoro Petroleum Corp.                                    47,700                 707
                                                                       ---------------
                                                                                 1,210
                                                                       ---------------

OTHER ENERGY (1.7%)
- Chieftain International, Inc.                            296,800               5,825
- Cliffs Drilling Co.                                       11,900                 272
- Core Laboratories NV                                     166,500               3,757
- Evergreen Resources, Inc.                                 39,400                 891
- Global Industries Ltd.                                   116,300               1,119
  ICO, Inc.                                                 12,000                  30
- Marine Drilling Co., Inc.                                 86,200                 964
- Newpark Resources, Inc.                                   79,300                 748
- Noble Drilling Corp.                                     600,000              10,313
- Patterson Energy, Inc.                                    32,700                 202
- Pride International Inc.                                  71,300                 829
- R & B Falcon Corp.                                       338,700               4,594
  St. Mary Land & Exploration Co.                          219,500               4,610
- Seitel, Inc.                                              58,000                 769
- Stolt Comex Seaway SA                                     13,600                 173
- Stolt Comex Seaway SA Class A                              6,800                  70
- Trico Marine Services, Inc.                               67,500                 481
- Varco International, Inc.                                 61,900                 669
- Veritas DGC Inc.                                          47,500                 885
                                                                       ---------------
                                                                                37,201
                                                                       ---------------

MATERIALS & PROCESSING (4.0%)
- ABT Building Products Corp.                               52,600                 460
- American Buildings Co.                                    32,500                 780
- American Pad & Paper Co.                                 107,600                 202
- Armco, Inc.                                              149,400                 710
- Avatar Holding, Inc.                                       8,100                 147
  BMC Industries, Inc.                                      69,700                 501
  Belden, Inc.                                               1,800                  26
- Buckeye Technology, Inc.                                   5,400                 108
  Cambrex Corp.                                            250,000               6,391
- The Carbide/Graphite Group, Inc.                          39,300                 491
- Catellus Development Corp.                                36,400                 501
  Chesapeake Corp. of Virginia                              10,700                 375
  Commonwealth Industries Inc.                              66,300                 501
  Culp, Inc.                                                51,100                 370
  Elcor Corp.                                              566,800              16,437
- Fairfield Communities, Inc.                              563,200               5,526
  General Cable Corp.                                      781,400              15,433
  Lilly Industries Inc. Class A                             45,500                 873
  Lindberg Corp.                                            35,700                 455
- Mohawk Industries, Inc.                                   29,200                 881
  N L Industries, Inc.                                      35,400                 502
  National Steel Corp. Class B                              33,400                 215
- Nortek, Inc.                                                 800                  22
  Northland Cranberries, Inc.                               70,400                 766
  OM Group, Inc.                                            36,600               1,194
  Schnitzer Steel Industries, Inc.
   Class A                                                   8,600                 133
- Service Experts, Inc.                                    621,800              18,771
  Spartech Corp.                                            26,000                 468
- Steel Dynamics, Inc.                                      55,700                 759
- Sunterra Corp.                                           103,800                 986
  Unifi, Inc.                                                9,000                 152
- United States Can Co.                                     45,000                 726
  Valmont Industries, Inc.                                 611,000               9,623
  Wausau-Mosinee Paper Corp.                                50,720                 884
- Zoltek Cos., Inc.                                         30,900                 464
                                                                       ---------------
                                                                                86,833
                                                                       ---------------

PRODUCER DURABLES (6.7%)
- AFC Cable Systems, Inc.                                    3,400                  84
  Aeroquip-Vickers Inc.                                     11,400                 359
- American Homestar Corp.                                  850,150              13,921
- American Power
   Conversion Corp.                                        477,400              20,260
  Ametek Aerospace Products Inc.                            43,200                 915
- Antec Corp.                                               44,500                 740
- CUNO Inc.                                                300,800               4,587
  Centex Corp.                                              12,200                 409
  Cordant Technologies, Inc.                                 7,500                 305
- Cymer, Inc.                                               67,200                 823
  Donaldson Co., Inc.                                      230,000               4,183
- Dynatech Corp.                                            12,650                  32
- Electro Scientific Industries, Inc.                       25,500                 641
- Esterline Technologies Corp.                              47,000                 940
- GTS Duratek, Inc.                                         33,900                 229

---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
EXPLORER FUND                                               SHARES               (000)
---------------------------------------------------------------------------------------
- Gardner Denver Inc.                                       47,200            $    679
- Gemstar International Group Ltd.                          34,700               1,895
  Graco, Inc.                                               29,600                 781
  Inter-Tel, Inc.                                           54,100                 977
- Interdigital Communications Corp.                        194,000                 958
- inTEST Corp.                                              52,500                 256
- Kellstrom Industries, Inc.                               242,927               5,466
- Knoll, Inc.                                               32,300                 872
- Kulicke & Soffa Industries, Inc.                          55,000                 897
  Lindsay Manufacturing Co.                                201,050               3,267
  Mark IV Industries, Inc.                                  13,000                 200
- Mettler-Toledo International Inc.                        957,810              20,952
  Herman Miller, Inc.                                       44,000                 971
- Oak Industries, Inc.                                     250,000               6,766
  Oakwood Homes Corp.                                       25,500                 402
- Orbital Sciences Corp.                                    29,300                 967
- ORBIT/FR, Inc.                                            14,600                  64
- Osmonics, Inc.                                            32,600                 291
- PRI Automation, Inc.                                     635,800              11,007
- Palm Harbor Homes, Inc.                                  793,108              20,026
  Pentair, Inc.                                              8,000                 301
  Pittway Corp. Class A                                     30,200                 693
  Pulte Corp.                                               24,400                 628
- RF Micro Devices, Inc.                                   167,200               3,971
  Scotsman Industries, Inc.                                 47,700                 975
  Standard Pacific Corp.                                    52,700                 511
  Superior Telecom Inc.                                     10,300                 443
  Technitrol, Inc.                                         286,000               7,794
- Thermo Instrument Systems, Inc.                            3,000                  37
- Transcrypt International, Inc.                             8,400                  27
- Trident International, Inc.                              221,500               1,772
- U.S. Filter Corp.                                         35,675                 756
- Veeco Instruments, Inc.                                   13,100                 389
- Vivid Technologies, Inc.                                 459,500               2,700
                                                                         -------------
                                                                               147,119
                                                                         -------------

TECHNOLOGY (12.2%)
- Acxiom Corp.                                             648,840              16,302
- Adtran, Inc.                                              35,900                 910
- Alliant Techsystems, Inc.                                 15,000               1,050
- American Precision
   Industries Inc.                                          40,700                 504
- American Tower Corp. Class A                             450,000               9,844
- Anixter International Inc.                                59,500                 919
- Ascend Communications, Inc.                               19,275                 930
- Aspect Development, Inc.                                 299,200               9,453
- Aspen Technologies, Inc.                                   9,700                 136
- Avant! Corp.                                             250,000               4,266
- Best Software, Inc.                                       54,900               1,345
- Black Box Corp.                                           34,700               1,158
- Boole & Babbage Inc.                                   1,014,275              27,005
- Burr-Brown Corp.                                          21,700                 403
- CHS Electronics, Inc.                                     60,400                 589
- CSG Systems International, Inc.                          120,900               6,589
- Cadence Design Systems, Inc.                              13,200                 282
- Caere Corp.                                              457,500               4,432
- The Cherry Corp. Class A                                 322,500               4,313
- Ciber, Inc.                                               48,500                 952
- Cognos Inc.                                              425,800               8,543
- Complete Business Solutions, Inc.                         26,367                 626
  Computer Task Group, Inc.                                 16,200                 496
- Comverse Technology, Inc.                                 21,600                 994
- Cyberoptics Corp.                                         30,900                 460
- DII Group, Inc.                                           73,800               1,084
- Discreet Logic, Inc.                                      23,200                 287
  EG&G, Inc.                                                32,500                 817
- ENCAD, Inc.                                              138,300                 605
- ESS Technology, Inc.                                      78,860                 350
- Glenayre Technologies, Inc.                               21,400                 128
- Hadco Corp.                                               27,700                 873
- Harbinger Corp.                                            8,050                  53
- IKOS Systems, Inc.                                       156,400                 332
- Ingram Micro, Inc.                                       358,300              16,303
- Intuit, Inc.                                             100,300               5,065
- JDA Software Group, Inc.                                  21,450                 204
- Legato Systems, Inc.                                      22,800                 892
- MTI Technology Corp.                                     390,000               1,268
- Macrovision Corp.                                        120,000               3,713
- Melita International Corp.                               528,700               6,344
- Mercury Interactive Corp.                                 26,900               1,116
- MetaCreations Corp.                                       22,200                  75
- Metro Information Services, Inc.                          20,300                 482
- Micrel, Inc.                                              29,500                 970
- National Instruments Corp.                                37,850               1,036
- Natural Microsystems Corp.                               218,000               1,955
- Network Computing Devices, Inc.                           62,000                 403
  Newport News Shipbuilding Inc.                            14,400                 379
- Oak Technology, Inc.                                     895,000               3,188
- PMC Sierra Inc.                                          153,000               6,866
- PairGain Technologies, Inc.                               80,200                 659
- Pinnacle Systems, Inc.                                   164,000               5,576
- Planar Systems, Inc.                                      43,300                 390
- Rational Software Corp.                                  600,000              13,425
- RealNetworks, Inc.                                       150,650               5,075
- Remedy Corp.                                             255,700               2,237
- SCI Systems, Inc.                                         23,900                 944
- SPSS, Inc.                                                11,300                 216
- STB Systems, Inc.                                        248,375               1,288
- Safeguard Scientifics, Inc.                               33,300                 893
- Sanmina Corp.                                             29,000               1,189
- Sapient Corp.                                             47,000               2,118
- Semtech Corp.                                            303,500               7,227
- Siebel Systems, Inc.                                      22,352                 457
- SMART Modular
   Technologies, Inc.                                       28,400                 596
- Sterling Software, Inc.                                  793,200              20,772
- Summit Design, Inc.                                      200,600               1,680
- Symantec Corp.                                            19,300                 309
  Symbol Technologies, Inc.                                 25,900               1,159
- Synopsys, Inc.                                           284,500              12,874
- Tech-Sym Corp.                                            39,000                 887
- Technology Solutions Co.                                  58,950                 707
- Transaction Network
   Services, Inc.                                          125,000               3,422
- Transaction Systems
   Architects, Inc.                                         72,900               2,631
- TranSwitch Corp.                                          54,400               1,326
- TriQuint Semiconductor, Inc.                               5,000                  96
- VLSI Technology, Inc.                                     39,000                 375
- Veritas Software Corp.                                    30,175               1,513
- Viasoft, Inc.                                            361,500               2,214
 (1)VideoServer, Inc.                                      903,000              11,231

---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                            SHARES               (000)
---------------------------------------------------------------------------------------
- Vitesse Semiconductor Corp.                                  500            $     16
- Xilinx, Inc.                                             160,100               7,149
                                                                          ------------
                                                                               267,940
                                                                          ------------

UTILITIES (4.6%)
- Cable Michigan, Inc.                                       6,100                 228
- Commonwealth Telephone
   Enterprises, Inc.                                         3,440                  84
- Davel Communications Group, Inc.                          16,300                 216
- EchoStar Communications Corp.                            412,190              11,129
- El Paso Electric Co.                                      93,400                 817
- Gilat Satellite Networks Ltd.                            330,400              15,364
- IXC Communications, Inc.                                  22,900                 887
  KN Energy, Inc.                                           17,900                 889
  Madison Gas & Electric Co.                                 1,500                  35
- McLeodUSA, Inc. Class A                                  179,500               6,563
- Metrocall, Inc.                                          960,000               3,840
  Montana Power Co.                                        550,000              23,822
- NTL Inc.                                                 178,000               8,533
  Nevada Power Co.                                          24,900                 629
  New Jersey Resources Corp.                                18,800                 723
  Rochester Gas & Electric Corp.                            25,800                 751
  TCA Cable TV, Inc.                                       354,000               9,801
- UniSource Energy Corp.                                   954,200              14,790
- U.S. Cellular Corp.                                       26,300                 963
  Washington Water Power Co.                                37,800                 711
                                                                          ------------
                                                                               100,775
                                                                          ------------

OTHER (0.8%)
  GenCorp, Inc.                                              7,100                 157
  Kaman Corp. Class A                                       42,600                 692
- PEC Israel Economic Corp.                                 25,000                 620
  Teleflex Inc.                                            445,800              17,247
                                                                          ------------
                                                                                18,716
                                                                          ------------
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $1,745,496)                                                          1,969,660
--------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
--------------------------------------------------------------------------------------
(4)SGW Holding Corp.
   0.00% Cvt. Pfd.                                         483,840               2,218
--------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $5,000)                                                                  2,218
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.5%)
--------------------------------------------------------------------------------------
U.S. Treasury Bills
(2)3.885%, 1/14/1999                                       $ 3,800               3,768
(2)3.735%, 1/7/1999                                          2,000               1,985
REPURCHASE AGREEMENTS
  Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.41%, 11/2/1998                                         218,941             218,941
  5.41%, 11/2/1998--Note F                                  27,353              27,353
--------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $252,048)                                                              252,047
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
  (Cost $2,002,544)                                                          2,223,925
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                                                (000)
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
Other Assets--Note C                                                          $ 17,973
Liabilities--Note F                                                            (45,981)
--------------------------------------------------------------------------------------
                                                                               (28,008)
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
Applicable to 44,268,929 outstanding
  $.001 par value shares of
  beneficial interest
  (unlimited authorization)                                                $ 2,195,917
======================================================================================

NET ASSET VALUE PER SHARE                                                  $     49.60
======================================================================================

 *See Note A in NOTES TO FINANCIAL STATEMENTS.

 -Non-Income-Producing Security.

(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $29,601,000.

(2) Security with a value of $5,753,000 has been segregated as initial margin for open futures contracts.

(3) The combined market value of common stocks and index futures contracts represents 94.6% of net assets. See Note E in Notes to Financial Statements.

(4) Restricted Security represents 0.1% of net assets. REIT--Real Estate Investment Trust.

-------------------------------------------------------------------------------------
 AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------
                                                        AMOUNT                   PER
                                                         (000)                 SHARE
-------------------------------------------------------------------------------------
 Paid in Capital                                  $  1,955,858             $   44.18
 Undistributed Net
  Investment Income                                      6,448                   .15
 Accumulated Net Realized Gains                          4,645                   .10
 Unrealized Appreciation--Note E
  Investment Securities                                221,381                  5.00
  Futures Contracts                                      7,585                   .17
-------------------------------------------------------------------------------------
 NET ASSETS                                       $  2,195,917             $   49.60
=====================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------
                                                           EXPLORER FUND
                                             YEAR ENDED OCTOBER 31, 1998
                                                                   (000)
--------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                               $      9,840
   Interest                                                       13,667
   Security Lending                                                  663
                                                            --------------
     Total Income                                                 24,170
                                                            --------------
Expenses
   Investment Advisory Fees--Note B
     Basic Fee                                                     5,147
     Performance Adjustment                                         (838)
   The Vanguard Group--Note C
     Management and Administrative                                 9,723
     Marketing and Distribution                                      637
   Taxes (other than income taxes)                                   129
   Custodian Fees                                                     86
   Auditing Fees                                                      11
   Shareholders' Reports                                             110
   Annual Meeting and Proxy Costs                                     61
   Trustees' Fees and Expenses                                         6
                                                            --------------
     Total Expenses                                               15,072
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                              9,098
--------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold*                                    23,351
   Futures Contracts                                             (20,907)
--------------------------------------------------------------------------
REALIZED NET GAIN                                                  2,444
--------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                        (293,182)
   Futures Contracts                                              11,078
--------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                (282,104)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(270,562)
==========================================================================

*Dividend income and realized net loss from affiliated companies were $426,000 and $4,197,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------
                                                                                     EXPLORER FUND
                                                                                 YEAR ENDED OCTOBER 31,
                                                                           ------------------------------
                                                                                1998               1997
                                                                                (000)             (000)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                    $    9,098         $   10,301
   Realized Net Gain                                                             2,444            244,061
   Change in Unrealized Appreciation (Depreciation)                           (282,104)           143,547
                                                                           ------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations          (270,562)           397,909
                                                                           ------------------------------
DISTRIBUTIONS
   Net Investment Income                                                       (10,298)           (10,671)
   Realized Capital Gain                                                      (240,982)          (111,842)
                                                                           ------------------------------
     Total Distributions                                                      (251,280)          (122,513)
                                                                           ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                      763,144            746,689
   Issued in Lieu of Cash Distributions                                        247,188            120,564
   Redeemed                                                                   (842,473)          (778,827)
                                                                           ------------------------------
     Net Increase from Capital Share Transactions                              167,859             88,426
---------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                  (353,983)           363,822
---------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                         2,549,900          2,186,078
                                                                           ------------------------------
   End of Year                                                             $ 2,195,917        $ 2,549,900
=========================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                       13,941             13,183
   Issued in Lieu of Cash Distributions                                          4,672              2,263
   Redeemed                                                                    (15,267)           (13,954)
                                                                           ------------------------------
     Net Increase in Shares Outstanding                                          3,346              1,492
=========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                         EXPLORER FUND
                                                                                      YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     1998         1997           1996           1995         1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $    62.31   $      55.44   $    51.05     $   45.99   $    49.37
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                          .21            .26          .26           .24          .16
    Net Realized and Unrealized Gain (Loss) on Investments       (6.82)          9.71         8.37          7.25         1.77
                                                            -----------------------------------------------------------------
        Total from Investment Operations                         (6.61)          9.97         8.63          7.49         1.93
                                                            -----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                          (.25)          (.27)        (.24)         (.17)        (.14)
    Distributions from Realized Capital Gains                    (5.85)         (2.83)       (4.00)        (2.26)       (5.17)
                                                            -----------------------------------------------------------------
        Total Distributions                                      (6.10)         (3.10)       (4.24)        (2.43)       (5.31)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $    49.60   $      62.31   $    55.44     $   51.05   $    45.99
=============================================================================================================================

TOTAL RETURN                                                   -11.22%         18.93%       17.97%        17.46%        4.49%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                      $    2,196   $      2,550   $    2,186     $   1,476   $    1,112
    Ratio of Total Expenses to Average Net Assets                0.62%          0.62%        0.63%         0.68%        0.70%
    Ratio of Net Investment Income to Average Net Assets         0.37%          0.45%        0.51%         0.52%        0.39%
    Portfolio Turnover Rate                                        72%            84%          51%           66%          82%
=============================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

    2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. FUTURES: The fund uses S&P MidCap 400 and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., Wellington Management Company, LLP, and Chartwell Investment Partners provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees of Granahan and Wellington are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Index and an index of the stocks held by the largest small-capitalization stock mutual funds. For the year ended October 31, 1998, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund's average net assets before a decrease of $838,000 (0.03%) based on performance.

    The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $39,000 for the year ended October 31, 1998.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 1998, the fund had contributed capital of $406,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assests and 0.6% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended October 31, 1998, the fund purchased $1,594,053,000 of investment securities and sold $1,638,466,000 of investment securities, other than temporary cash investments.

E. At October 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $221,381,000, consisting of unrealized gains of $443,859,000 on securities that had risen in value since their purchase and $222,478,000 in unrealized losses on securities that had fallen in value since their purchase.

    At October 31, 1998, the aggregate settlement value of open futures contracts expiring in December 1998, and the related unrealized appreciation were:

------------------------------------------------------------------------------
                                                          (000)
                                           -----------------------------------
                                             AGGREGATE
                            NUMBER OF        SETTLEMENT          UNREALIZED
FUTURES CONTRACTS        LONG CONTRACTS        VALUE            APPRECIATION
------------------------------------------------------------------------------
S&P MidCap 400 Index          171             $28,941            $2,836
Russell 2000 Index            411              78,296             4,749
------------------------------------------------------------------------------

    Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. The market value of securities on loan to broker/dealers at October 31, 1998, was $25,091,000, for which the fund held cash collateral of $27,353,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT
ACCOUNTANTS
                                                                         [PHOTO]
To the Shareholders and
Board of Trustees of
Vanguard Explorer Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1998

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR EXPLORER FUND

This information for the fiscal year ended October 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

    The fund distributed $235,421,000 as capital gains dividends (from net long-term capital gains), to shareholders in December 1997. of the $235,421,000 capital gain dividends, the fund designates $179,414,000 as a 20% rate gain distribution.

    For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE

Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN

Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER

Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN

Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY

President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL

Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.

Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL

President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.

Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON

Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY

Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS

Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST

Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO

Managing Director, Information Technology.

JAMES H. GATELY

Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH

Managing Director, Human Resources.

IAN A. MacKINNON

Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III

Managing Director, Institutional Investor Group.

MICHAEL S. MILLER

Managing Director, Planning and Development.

RALPH K. PACKARD

Managing Director and Chief Financial Officer.

GEORGE U. SAUTER

Managing Director, Core Management Group.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                     [PHOTO]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                     [PHOTO]


                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.


                                     [PHOTO]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q240-12/16/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.